TROUTMAN SANDERS LLP

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

May 8, 2007

VIA EDGAR AND OVERNIGHT COURIER

United States Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549

Attn: Mark P. Shuman

Re:	AbitibiBowater Inc.

Registration Statement on Form S-4

File No. 333-141428

Date Filed: March 20, 2007

Dear Mr. Shuman:

This letter is being submitted in response to the comments provided by the Staff of the Division of Corporation Finance of the United States Securities and Exchange Commission set forth in your letter dated April 18, 2007 (the “Comment Letter”), to John W. Weaver, Chairman of AbitibiBowater Inc. (“AbitibiBowater” or the “Company”), with respect to the above-referenced Registration Statement on Form S-4. We are authorized by the Company, Abitibi-Consolidated Inc. (“Abitibi”), Bowater Incorporated (“Bowater”) and Bowater Canada Inc. (“Bowater Canada”) to provide the responses contained in this letter on their behalf. The terms “we,” “us,” and “our” in the responses refer to the Company.

For your convenience, we set forth each comment from the Comment Letter in bold typeface and include the Company’s response below it. The numbered paragraphs in this letter correspond to the numbered paragraphs of the Comment Letter. Page references set forth herein have been revised to correspond to the amended Registration Statement. We are also sending a paper copy of this letter to you by overnight courier.

General

1.	In various places throughout the filing, you indicate that 52% of the post-transaction shares will be held by former Bowater stockholders and that 48% of the post-transaction shares will we held by former Abitibi holders. Please discuss the quantitative effect of exchanges by former Bowater Canada holders on the relative post-transaction ownership interests of each group. Because the Bowater Canada owners are effectively Bowater holders, we presume that exchanges by holders of the exchangeable shares would increase the percentage of AbitibiBowater held by former Bowater shareholders with a corresponding decrease in the percentage held

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by former Abitibi holders. In appropriate locations, discuss the consideration of Bowater’s obligations to the exchangeable share owners and describe how the potential effect of the exchangeable shares on the relative ownership positions was considered in the boards’ assessments of the terms of the transaction. Provide corresponding disclosure concerning how this was considered by the financial advisors in rendering their fairness evaluations on the exchange ratio.

Company Response:

In response to the Staff’s comments, we advise the Staff that, because the Bowater Canada exchangeable shares (1) are designed to be the economical equivalent of, (2) have effectively identical voting rights as, and (3) are exchangeable at the option of the holder for, Bowater common stock or, after completion of the combination, AbitibiBowater common stock, the references in the filing to the relative post-transaction ownership of historical Abitibi shareholders and Bowater stockholders, in each case, includes holders of Bowater Canada exchangeable shares. For purposes of determining the 52% and 48% relative ownership percentages, pre-closing holders of Bowater Canada exchangeable shares are being treated as historical Bowater stockholders, and Abitibi shareholders who elect to receive Bowater Canada exchangeable shares in the combination are being treated as historical Abitibi shareholders. As such, neither exchanges of Bowater Canada exchangeable shares prior to completion of the combination, nor exchanges of Bowater Canada exchangeable shares following completion of the combination, will alter the relative ownership percentages of historical Abitibi shareholders and Bowater stockholders. In the amended Registration Statement, we have added language to various references of the relative ownership of AbitibiBowater in order to clarify this point.

2.	We note the repeated references to this transaction being deemed “a merger of equals”. It appears that you attach some significance to this terminology yet it is not clear from your disclosure what it is that shareholders should understand about the transaction as a “merger of equals” that makes it different from other merger transactions. Clarify the legal significance of the status of the transaction as a “merger of equals” and describe the effect this has on shareholders of both of the constituent groups.

Company Response:

In response to the Staff’s comments, we advise the Staff that the term “merger of equals” is used as a term of art to distinguish the combination of two businesses of roughly equivalent size from a transaction in which one business is acquired by another. We respectfully refer the Staff to the explanation included on page 1 of the original filing in response to the question “What are Abitibi and Bowater proposing?” As noted in that disclosure, we refer to the combination as a “merger of equals” because (1) the exchange ratios reflect the approximate respective market capitalizations of Abitibi and Bowater

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during the period prior to the announcement of the combination, (2) following the combination Abitibi’s shareholders and Bowater’s stockholders (including, in each case, the holders of Bowater Canada exchangeable shares) will collectively have relatively equal ownership of AbitibiBowater and (3) there will be an equal number of directors from each of Abitibi and Bowater comprising AbitibiBowater’s new Board of Directors. In the amended Registration Statement, we have enhanced and clarified this disclosure.

3.	We note your disclosures throughout the document and in various press releases which indicate that the proposed combination of Abitibi and Bowater is expected to generate approximately $250 million of annualized cost synergies and improved efficiencies in such areas as production, selling, administrative, distribution and procurement costs. Your disclosures within the registration statement should be revised to clearly address how the expected cost savings will be attained by identifying the specific areas targeted and steps to be taken by management in order to achieve these projected costs savings. Further, your discussion should address both internal and external factors which may impact your ability to achieve these goals.

Company Response:

In response to the Staff’s comments, we have added the requested disclosure under the heading “The Combination—Estimated Cost Synergies” and have made appropriate reference to such disclosure in certain other places throughout the amended Registration Statement.

4.	Revise the current disclosures within the registration statement to provide summarized financial and other relevant information necessary for readers to understand preliminary operating results for the quarter ended March 31, 2007 for both Bowater and for Abitibi, if available. We note the Form 8-K filed by Bowater on March 29, 2007.

Company Response:

In response to the Staff’s comments, we advise the Staff that it is our expectation that prior to effectiveness of the Registration Statement, financial statements for Abitibi and Bowater for the quarter ended March 31, 2007 will be incorporated by reference and required summarized financial and other relevant information will be included in the Registration Statement.

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Cover page

5.	The letter to the various stockholders, together with the local jurisdiction notices is the cover page for the prospectus and should comply with Item 501 of Regulation S-K. Refer to Item 1 of Form S-4. Please review and revise to limit the cover page to that information outlined in Item 501 or otherwise key transaction information. Please eliminate detailed descriptions of the mechanics of the proposed transaction from the portions of the pages that precede the summary voting instructions, or tell us why detailed identifications of all transaction constituents, their jurisdictions of organization and similar details are essential and must be provided in the forepart. See Rule 421(d) of Regulation C. Disclose the maximum number of shares to be issued in the mergers assuming the number of each company’s shares outstanding as of the most recent date prior to mailing the materials. Similarly revise throughout the document.

Company Response:

In response to the Staff’s comments, we have revised the cover page for the prospectus in order to comply with Item 501 of Regulation S-K and to limit the content of the cover page to information outlined in Item 501 and key transaction information. We have eliminated detailed descriptions of the mechanics of the proposed transaction from the portions of the pages that precede summary voting instructions and have disclosed in the letter to stockholders and in certain other places throughout the amended Registration Statement the maximum number of shares anticipated to be issued by the Company in the proposed transaction.

Forward-Looking Statements, page ix

6.	We note your statement that the document contains “forward looking statements “within the meaning of” the Private Securities Litigation Reform Act of 1995. We also note that you include a legend referring to the safe harbor for forward-looking statements in several of the Rule 425 communications filed by Bowater. We remind you that reliance upon the safe harbor protections for forward-looking statements under the Private Securities Litigation Reform Act is not permitted in initial public offerings, which includes AbitibiBowater’s registration on Form S-4. See Section 27A of the Securities Act of 1933. Please revise the statement on page to delete the reference to the Private Securities Litigation Reform Act or make clear, each time you refer to the Litigation Reform Act, that the safe harbor does not apply to initial public offerings. In future Rule 425 communications, please refrain from referring to the safe harbor or make clear that the safe harbor does not apply to you.

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Company Response:

In response to the Staff’s comments, we have deleted the reference to the Private Securities Litigation Reform Act of 1995 under the heading “Forward-Looking Statements.”

Abitibi and Bowater will refrain from referring to the safe harbor in future Rule 425 communications that relate solely to the transaction.

7.	Refer to your statement that “none of AbitibiBowater, Abitibi or Bowater undertakes any obligation to release publicly any revisions to any forward-looking statements, to report events or circumstances after the date of this document or to report the occurrence of unanticipated events.” Please tell us the basis for your apparent belief that you can limit your obligation to update your prospectus in this manner. In particular, this assertion does not appear consistent with the requirements of Item 408 of Regulation C and your proposed use of the prospectus over a period of time in connection with a continuous offering of shares pursuant to the exchange offer.

Company Response:

In response to the Staff’s comments, we have deleted the statement referenced in the Staff’s comment No. 7 above.

Questions and Answers about the Combination and the Meetings, page 1

8.	Please disclose the approximate cost of the transaction including all merger-related transaction costs.

Company Response:

In response to the Staff’s comments, we have included disclosure in the amended Registration Statement regarding the approximate cost of the transaction, including all merger-related transaction costs, under the heading “Questions and Answers about the Combination and the Meetings—General Questions and Answers—What expenses do Abitibi and Bowater expect to incur in connection with the combination?”

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9.	Quantify in dollars the aggregate amount of change in control, compensatory and severance payments, and all other benefits that all executive officers, directors, key employees, and affiliates of both companies will receive or have received as a result of this transaction. Provide this information on a group and individual basis for directors and executive officers and ensure that you file all agreements evidencing such interests.

Company Response:

In response to the Staff’s comments, we note that the aggregate amount of payments and benefits that will be received by all executive officers, directors, key employees and affiliates of Abitibi and Bowater as a result of the transaction is not determinable at this time because the obligations of Abitibi or Bowater to make payments under the relevant arrangements may be subject to contingencies that may or may not occur, such as the termination of employment or other events. As such, it is not certain that all such amounts that could become payable to such individuals will necessarily become payable. We have included, however, under the heading “Questions and Answers about the Combination and the Meetings—General Questions and Answers—What is the aggregate dollar amount of change in control, compensatory and severance payments and other benefits that the executive officers and directors of Abitibi and Bowater will receive as a result of the combination?” disclosure regarding the aggregate amount of benefits that could be received by all executive officers, directors, key employees and affiliates of Abitibi and Bowater as a result of the transaction.

With respect to Abitibi, we have disclosed the aggregate amount, in Canadian dollars, of the interests of Abitibi executive officers, directors, key employees and affiliates under the heading “Summary—Interests of Directors and Management in the Combination” and have provided such information on a group and individual basis for directors and executive officers under the heading “The Combination—Interests of Abitibi’s Directors and Management in the Combination.” With respect to certain change in control severance benefits, the foregoing amounts were determined assuming that the relevant individuals’ employment is terminated at or following the consummation of the transaction under circumstances entitling them to receive such severance payments and benefits. As a Canadian foreign private issuer that files reports and other documents with the Commission pursuant to the Multijurisdictional Disclosure System (MJDS), Abitibi has filed (or will file in the near future) with the Commission all agreements evidencing these interests that it is required to file. Following the completion of the combination AbitibiBowater will file any such agreements to the extent required under U.S. securities laws and SEC rules.

Additionally, with respect to Bowater, we have disclosed the aggregate amount, in U.S. dollars, of the interests of Bowater executive officers, directors, key employees and affiliates under the heading “Summary—Interests of Directors and Management in the Combination” and have provided such information on a group and individual basis for

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directors and executive officers under the heading “The Combination—Interests of Bowater’s Directors and Management in the Combination.” All agreements evidencing such interests are on file with the Commission.

Questions and Answers About the Combination and the Meetings, page 1

10.	Please expand the text at page 10 to summarize the most “important differences” between the rights and privileges of stockholders in the post-transaction Delaware corporation, in comparison to holders of a Canadian corporation. Your response to this comment should be concise and identify only those changes that are of such significance that shareholders should be alerted to the changes in the summary.

Company Response:

In response to the Staff’s comments, we have expanded the disclosure under the heading “Questions and Answers about the Combination and the Meetings—Abitibi Shareholder Questions and Answers—Are shareholder rights under Delaware law in respect of AbitibiBowater the same as under Canadian law in respect of Abitibi?” in order to summarize the most important differences between the rights and privileges of stockholders in the post-transaction Delaware corporation, in comparison to shareholders of a Canadian corporation.

Summary, page 19

11.	Disclose the anticipated time period between the vote of shareholders and the closing of the transaction.

Company Response:

In response to the Staff’s comment, we respectfully advise the Staff that the date of the Abitibi meeting and the Bowater meeting have not yet been fixed and, as such, we cannot at this point specify the period between the shareholder votes and the consummation of the combination. The date for the two meetings will be determined prior to completion of the definitive Registration Statement and will be disclosed in the definitive proxy and otherwise in accordance with SEC rules. As disclosed under the heading “Questions and Answers about the Combination and the Meetings—General Questions and Answers—When do Abitibi and Bowater expect to complete the combination?” and under the heading “The Combination—Regulatory Matters—U.S. Antitrust Filing,” we expect the combination to be completed during the third quarter of 2007. In addition, we have added to the disclosure under the heading “Summary—The Combination” regarding the anticipated timing of closing.

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Termination of the Combination Agreement, page 28

12.	We note that each party is obligated to pay the termination fee if the combination agreement is terminated due to an inability to obtain shareholder approval. Include a risk factor highlighting the fact that the combination agreement restricts the ability of both companies’ shareholders to engage in alternative transactions that may be more favorable to independent holders, because of the termination fees, including fees payable if either company’s shareholders do not approve the transaction.

Company Response:

In response to the Staff’s comments, we have added the requested risk factor under the heading “Risk Factors—Risks Relating to the Combination.”

The Combination, page 68

Opinions of Bowater’s Financial Advisors, page 98

13.	Provide us with any analyses, reports, presentations, or similar materials, including projections and board books, provided to or prepared by the advisors in connection with rendering the fairness opinions. We may have further comment upon receipt of these materials. Also provide us with a copy of the engagement letters.

Company Response:

In response to the Staff’s comments, we respectfully advise the Staff that Abitibi will be providing under separate cover, together with a request for confidential treatment pursuant to Exchange Act Rule 12b-4 and Securities Act Rule 418 and pursuant to the provisions of C.F.R. Sec. 200.83, analyses, reports, presentations and similar materials, including projections, provided to its advisors in connection with such advisors’ rendering of fairness opinions. In accordance with such rules, Abitibi will request that those materials be returned promptly to Paul, Weiss, Rifkind, Wharton & Garrison LLP following completion of the Staff’s review thereof.

We further advise the Staff that Bowater will be providing under separate cover, together with a request for confidential treatment pursuant to Exchange Act Rule 12b-4 and Securities Act Rule 418 and pursuant to the provisions of C.F.R. Sec. 200.83, analyses, reports, presentations and similar materials, including projections, provided to its advisors in connection with such advisors’ rendering of fairness opinions. In accordance with such rules, Bowater will request that those materials be returned promptly to Troutman Sanders LLP following completion of the Staff’s review thereof.

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Credit Suisse Securities (USA) LLC (“Credit Suisse”) has advised the Company that Shearman & Sterling LLP, counsel to Credit Suisse, will furnish directly to the Staff (1) a copy of the engagement letter between Credit Suisse and Abitibi, and (2) a copy of the presentation made by Credit Suisse to the Board of Directors of Abitibi on January 26, 2007, under separate cover requesting confidential treatment pursuant to Exchange Act Rule 12b-4 and Securities Act Rule 418 and pursuant to the provisions of C.F.R. Sec. 200.83. In accordance with such rules, Credit Suisse will request that those materials be returned promptly to Shearman & Sterling LLP following completion of the Staff’s review thereof.

CIBC World Markets Inc. (“CIBC”) has advised the Company that it will furnish directly to the Staff (1) a copy of the engagement letter between CIBC and Abitibi, and (2) a copy of the presentation made by CIBC to the Board of Directors of Abitibi on January 26, 2007, under separate cover requesting confidential treatment pursuant to Exchange Act Rule 12b-4 and Securities Act Rule 418 and pursuant to the provisions of C.F.R. Sec. 200.83. In accordance with such rules, CIBC will request that those materials be returned promptly to CIBC following completion of the Staff’s review thereof.

Goldman, Sachs & Co. (“Goldman Sachs”) and UBS Securities LLC (“UBS”) have advised the Company that Covington & Burling LLP, counsel to Goldman Sachs and UBS, will furnish directly to the Staff (1) a copy of the engagement letter between Goldman Sachs and Bowater, (2) a copy of the engagement letter between UBS and Bowater, and (3) a copy of the presentation made by Goldman Sachs and UBS to the Board of Directors of Bowater on January 27, 2007, under separate cover requesting confidential treatment pursuant to Exchange Act Rule 12b-4 and Securities Act Rule 418 and pursuant to the provisions of C.F.R. Sec. 200.83. In accordance with such rules, Goldman Sachs and UBS will request that those materials be returned promptly to Covington & Burling LLP following completion of the Staff’s review thereof.

14.	Disclosure of financial forecasts prepared by management may be required if the forecasts were provided to the other merger party or to that party’s financial advisor. Provide the staff with a copy of the projections with your response. In your response letter, please advise us why you have concluded that disclosure of those projections is not necessary or appropriate. Also disclose the bases for and the nature of the material assumptions underlying the projections.

Company Response:

In response to the Staff’s comments, we advise the Staff that due to concerns regarding the exchange of competitively sensitive information among the parties and their advisors, both Abitibi and Bowater agreed to prepare, as a basis for initial analysis by the other party’s advisors, estimates regarding their businesses using (except as described below) third-party, publicly available data, and publicly available assumptions as to pricing

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developed by Resource Information Systems, Inc. (“RISI”), a third-party information provider of economic forecasts and analysis of the international forest products industry, rather than management’s data and assumptions of the same. Those analyses, which will be provided to the Staff under separate cover, on a confidential and supplemental basis pursuant to Rule 12b-4 under the Exchange Act of 1934, in connection with our response to comment 13 above, were:

•	Alpha (Abitibi) RISI Data Sensitivity Analysis: Statement of Earnings, Balance Sheet, and Statement of Cash Flows for years 2007, 2008 and 2009

•	Bravo (Bowater) Business Strategy: Assumptions, Income Statement, Balance Sheet, and Consolidated Cash Flows for years 2007, 2008 and 2009 (based on RISI data)

The financial information presented in these documents utilized the following assumptions:

•	2007 cost and volume assumptions were based on Abitibi’s and Bowater’s respective 2007 budgets

•	RISI percent change pricing was applied to 2006 to arrive at 2007-2009 pricing

•	Production volume increase was assumed to be 1/2% per year and 1% cost inflation was assumed for 2008 and 2009 to provide a common base of analysis

•	Canadian dollar variations were assumed: case one at $.85 for 2007 and $.80 for 2008 and 2009; and case two using RISI forecast of $.91 for 2007, $.89 for 2008 and $.88 for 2009

As the analyses reflect RISI third-party pricing assumptions and were based primarily on publicly available third-party data or agreed upon volume increases and dollar variations, the analyses were not intended to, and may not currently, reflect the estimates or judgments of the managements of Abitibi and Bowater regarding the future financial performance of their respective businesses (except with respect to the 2007 cost and volume assumptions). In addition to providing these RISI analyses, Abitibi and Bowater orally provided to the other party’s financial advisors top line numbers based on their respective 2007 budgets as such budgets existed at the time, but computed using an agreed upon foreign exchange rate for the Canadian dollar of $0.85, which was not the exchange rate used by either company in preparing their respective 2007 budgets. These top line numbers included management’s then-current estimations (as adjusted by the agreed upon exchange rate as described above) of sales, costs of good sold, EBITDA,

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depreciation and amortization, operating income, interest expenses, other expenses and earnings before tax for the 2007 fiscal year. These top line number estimates were provided to the other party’s financial advisors in isolation, were adjusted using an agreed upon exchange rate and were never updated; therefore, these estimates did not amount to a full disclosure by either of the managements of Abitibi or Bowater of projections or forecasts regarding the future financial performance of their respective businesses. As such, we respectfully submit that it is not necessary or appropriate to disclose these analyses or estimates in the Registration Statement as they would not provide investors with any additional or useful information in helping them understand or consider the transaction.

15.	Explain how the Bowater board assessed the significance and reliability of the opinions of its financial advisors, given that a substantial portion of the payment for the opinions was conditioned upon the success of the transaction. For Goldman Sachs and UBS, provide detailed disclosure, including quantification of fees and compensation, relating to any relationships between them and the parties to the transaction during the past two years, and any future contemplated material relationships between the advisor and either party. Discuss any such agreements for future compensation in necessary detail. See Item 1015(b)(4) of Regulation M–A.

Company Response:

In response to the Staff’s comments, we have revised the disclosure in the amended Registration Statement under the heading “The Combination—Opinions of Bowater’s Financial Advisors” to explain how Bowater’s board assessed the significance and reliability of the Goldman Sachs and UBS opinions. Additionally, we have modified such disclosure with respect to the investment banking compensation paid by Bowater to Goldman Sachs and UBS during the past two years and any future contemplated material relationships between Bowater and either Goldman Sachs or UBS.

We respectfully advise the Staff that we do not believe that disclosure with respect to the compensation paid by Abitibi to Goldman Sachs or UBS is required in the amended Registration Statement. Item 4(b) of Form S-4 requires the Company to furnish the information required by Item 1015(b) of Regulation M-A regarding the opinions the Board of Directors of Bowater received from Goldman Sachs and UBS. Item 1015(b) of Regulation M–A requires that AbitibiBowater “describe any material relationship that existed during the past two years or is mutually understood to be contemplated and any compensation received or to be received as a result of the relationship between (i) the outside party, its affiliates, and/or unaffiliated representative; and (ii) the subject company or its affiliates.” Item 1000 defines the “subject company” as “the company or entity whose securities are sought to be acquired in the transaction (e.g., the target), or that is otherwise the subject of the transaction,” which in the case of both Goldman Sachs and UBS is Bowater.

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16.	To aid the average investor in understanding the financial analyses summaries, revise each of them to explain in concise and understandable language what the financial advisor did and how the analysis and conclusion are relevant to stockholders and, specifically, to the consideration that they are receiving in the merger. Include a more detailed summary of the analyses performed, such as the multiples (and how the advisor arrived at the various multiples), ranges, means/medians and quantified values calculated for each analysis, and provide more detailed explanations of how the various implied exchange ratio ranges were calculated. Describe why the particular analyses were used and then why particular measures or methodologies were chosen for each analysis. In addition, please reduce the amount of financial jargon and avoid unnecessary financial terms that make the disclosure difficult to understand. Among your revisions, explain what the advisors mean by “implied equity value” and “terminal value.”

Company Response:

In response to the Staff’s comments, we have revised the referenced disclosures as requested.

17.	We note the disclaimers that CIBC, Credit Suisse, Goldman and UBS do not assume any responsibility with respect to the data, material and other information provided to it. See pages 80, 87, 99 and 101. While it may be acceptable to include qualifying language concerning subjective analyses, it is inappropriate to disclaim responsibility for disclosure presented in the document. Instead, you may caution readers not to “unduly rely” or place “undue certainty” on the data and other information. Please revise both the disclosure in this section and the language in the opinion letters.

Company Response:

With respect to the Staff’s comments regarding the disclaimers of Goldman Sachs, UBS, Credit Suisse and CIBC (collectively, the “Financial Advisors”) included in the Registration Statement under the headings “The Combination—Opinions of Abitibi’s Financial Advisors” and “The Combination—Opinions of Bowater’s Financial Advisors” and in the opinion letters of each of the Financial Advisors, we advise the Staff that the Financial Advisors respectfully disagree with the Staff’s conclusion and submit that the relevant language in their respective opinions is limited to clarifying that, as a factual matter, they have relied upon the accuracy of the information provided to them by Abitibi and Bowater. The Financial Advisors do not disclaim responsibility for their respective analyses nor do Abitibi or Bowater disclaim responsibility for the information they

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provided to their respective Financial Advisors. When rendering a fairness opinion it is customary for financial advisors to disclaim responsibility for independent verification of the financial statements, data and other information that are furnished by the client to the financial advisor and doing so is consistent with the terms of the engagement letters that Abitibi and Bowater have entered into with their respective Financial Advisors. The preparation of the underlying financial information is the responsibility of the client and it is not the practice among, or the obligation of, financial advisors to assume responsibility for such information when rendering a fairness opinion.

Bowater is a Delaware corporation, and the Delaware courts have specifically addressed, and have approved of, the reliance by financial advisors, without independent verification, on information prepared by others in rendering a fairness opinion. More specifically, the Delaware Court of Chancery has held that the board of directors of a Delaware corporation will satisfy its duty of due care to the corporation’s stockholders so long as it does not engage in conduct that amounts to gross negligence. In a case where a plaintiff claimed that a board of directors’ reliance on an opinion of a financial advisor prepared in reliance on information provided by the company, and not verified by the financial advisor, amounted to gross negligence, the Delaware Court of Chancery found that the “facts as alleged do not even approach such a standard” for gross negligence by the financial advisor or, more to the point, by the board of directors, and granted the defendant directors summary judgment on that claim.

Abitibi is a corporation governed by the Canada Business Corporations Act (the “CBCA”). The Director appointed under the CBCA has confirmed, in a published policy statement dated November 7, 2003 (the “CBCA Policy Statement”), that fairness opinions are not required under the CBCA but has also strongly endorsed the practice of obtaining fairness opinions in connection with plan of arrangement transactions. The CBCA Policy Statement does not purport to prescribe the form or content of fairness opinions, apart from requiring disclosure in any opinion of any relationships the financial advisors have with any party involved in the arrangement and whether their compensation is contingent upon completion of the transaction. Insofar as the Financial Advisors are aware, the CBCA Policy Statement is the only Canadian legislative or regulatory guidance relating to fairness opinions and there is no reported case in which a Canadian court has decided, or commented in any meaningful manner, about the appropriate form or content of a fairness opinion delivered to the board of directors of a CBCA corporation. Similarly, we understand that it is not customary for the Canadian securities regulatory authorities to comment on the form or content of fairness opinions.

The Financial Advisors view the disclosure in the Registration Statement as accurately informing the Abitibi shareholders and the Bowater stockholders, including the holders of Bowater Canada exchangeable shares, about an important qualification regarding the scope of their respective opinions as well as the analyses they performed. These qualifications were clearly stated in the written opinions delivered to the Board of Directors of each of Abitibi and Bowater, as applicable. The Financial Advisors believe that statements of reliance on the information provided, and disclaimers of independent verification, have regularly been acceptable to the Staff in the past.

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Material U.S. Federal Income Tax Consequences of the Combination, page 172

18.	Please remove all uses of the word “generally” from the summaries of the tax opinions when the word is used to modify a conclusion of counsel about the tax consequences. If doubt exists because of a lack of authority directly addressing the tax consequences or conflicting authority, counsel may use the word “should” to make it clear that the opinion is subject to a degree of uncertainty, but counsel must explain why it cannot give a “will” opinion and describe the degree of uncertainty in the opinion, and you should provide risk factor disclosure setting forth the related risks to investors.

Company Response:

In response to the Staff’s comments, we have revised the referenced disclosures to remove the word “generally” when the word is used to modify a conclusion of counsel about the tax consequences.

Description of AbitibiBowater Capital Stock, page 206

19.	We note the statement that “the shares of AbitibiBowater common stock to be issued pursuant to the combination will be duly authorized, validly issued, fully paid and nonassessable.” Be advised that we will review the opinion of counsel when filed and may have comments at that time.

Company Response:

We understand that you will review the opinion of counsel when filed and may have comments at that time.

Executive Compensation, page 210

Compensation Discussion and Analysis, page 210

20.	Please provide a discussion of AbitibiBowater’s executive compensation plans and/or policies on a going-forward basis.

Company Response:

In response to the Staff’s comment, we have added the requested disclosure under the heading “The Combination—AbitibiBowater Executive Compensation Arrangements.”

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21.	We note disclosure that indicates that particular compensation arrangements have the goal of aligning your executives’ interests with those of your stockholders. Revise to clarify your disclosure of this concept so that shareholders will have a clear sense of how your executive compensation programs will be, or have been, designed with this objective in mind.

Company Response:

In response to the Staff’s comments, we have amended the second bullet point under the heading “Additional Information Relating to the Bowater Annual Meeting—Executive Compensation—Compensation Discussion and Analysis—Key Principles and Elements for Compensation of Executive Officers” of the amended Registration Statement to clarify how Bowater’s executive compensation programs align its executives’ interests with those of its stockholders.

22.	It is not clear how each compensation component and your decisions regarding these elements fit into the registrant’s overall compensation objectives and their impact regarding other elements. See Item 402(b)(1)(vi). Please revise as appropriate.

Company Response:

In response to the Staff’s comments, we have revised the disclosure under the heading “—Key Principals and Elements for Compensation of Executive Officers” in the amended Registration Statement to more fully explain how each compensation component fits into Bowater’s overall compensation objectives.

23.	The compensation discussion and analysis should be sufficiently precise to identify material differences in compensation policies with respect to individual named executive officers. Please expand your disclosure to explain the differences in the types and amounts of compensation awarded to the named executive officers. Refer you to Section II.B.1. of Commission Release No. 33-8732A. To the extent policies or decisions are materially similar, you may discuss the compensation of these individuals on a group basis.

Company Response:

We respectfully advise the Staff that Bowater’s compensation policies and decisions with respect to individual named executive officers (“NEOs”) are materially similar, with the exception of those applicable to Mr. Paterson, Bowater’s Chief Executive Officer. While amounts vary somewhat due to seniority, responsibility and performance, such variations

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are not material and do not vary in terms of type of compensation. As a result, pursuant to the guidance provided by Section II.B.1. of Commission Release No. 33-8732A, Bowater’s compensation discussion and analysis generally discusses NEO compensation on a group basis but separately discusses the compensation of the Chief Executive Officer.

24.	With respect to the engagement of Mercer Human Resources and Hugessen Consulting, Inc, please revise provide the full disclosure required by Item 407(e)(3)(iii) of Regulation S-K. To this extent, we note your disclosure lacks discussion the material elements of the instructions or directions given to the consultants with respect to the performance of their duties under the engagements.

Company Response:

In response to the Staff’s comments, we have added disclosure under the heading “—Board Process” in the amended Registration Statement to describe the various assignments given to Bowater’s compensation consultants and the role those consultants played in advising the Human Resources and Compensation Committee (“HRCC”) on matters related to compensation.

Allocation among Elements of Compensation, page 213

25.	We note that you believe the various elements of your 2006 compensation program are “consistent with competitive practice.” Revise to clearly discuss your policies for allocating between your forms of compensation. See Item 402(b)(2)(i) and (ii) of Regulation S-K. Also provide disclosure pursuant to Item 402(b)(vi) of Regulation S-K regarding how your long-term incentives fit with the other elements of compensation and how such incentives affect decisions regarding such other elements.

Company Response:

In response to the Staff’s comments, we have added disclosure under the heading “—Allocation Among Elements of Compensation” in the amended Registration Statement describing the methodology Bowater uses to allocate among its various forms of compensation, how its long-term incentives fit with the other elements of compensation and how such incentives affect decisions regarding such other compensation elements.

Securities and Exchange Commission

May 8, 2007

2007 Changes, page 213

26.	We note the reference on page 213 of the elimination of the “Mid-Term Incentive Plan”. In order for investors to understand this alteration, you have to provide some contextual information about this Plan and how it has historically fit within you overall compensation objectives. In this regard, we note that the first meaningful disclosure of the key aspects of this Plan appear on page 217. Similarly, merely discussing that you have replaced this Plan with increases in annual equity awards does little to assist shareholders in understanding the material differences in these compensatory programs.

Company Response:

We respectfully advise the Staff that in order to avoid discussing the elimination of the Mid-Term Incentive Plan without meaningful context, we have added to the amended Registration Statement under the heading “—2007 Changes” a cross-reference to the heading “—Mid-Term Incentive Plan,” where such context is provided. In addition, we have added general disclosure under the heading “—2007 Changes” describing why Bowater believes the replacement of such plan with increased annual incentive awards provides a better incentive to management. This decision is discussed in greater detail under the heading “—Mid-Term Incentive Plan,” and we have added a cross-reference to such discussion.

Cash Incentive Compensation, page 214

2006 Annual Incentive Plan

27.	We note that you have not provided a quantitative discussion of the terms of the necessary targets to be achieved in order for your executive officers to earn their cash bonuses under your incentive plans. Further, we note the disclosure on page 217 that indicates that “some of the performance thresholds were met or exceeded, while others were not met.” Please provide insight into the level of difficulty in achieving the corporate goals and milestones set forth in this section. Please see Item 402(b)(2)(vi) of Regulation S-K and Instruction 4 to Item 402(b). Finally, we note your statement that the payment of awards based on performance was “consistent with the policy of paying for performance even in a difficult environment” for the company and its stockholders. Please provide insight into the discretion exercised by the HRCC with respect to any named executive officer that was awarded compensation despite the inability of the company to meet relevant performance thresholds.

Securities and Exchange Commission

May 8, 2007

Company Response:

In response to the Staff’s comments, we have added under the heading “—2007 Annual Incentive Plan” in the amended Registration Statement a quantitative discussion of the terms of the necessary targets to be achieved under 2006 Annual Incentive Plan and a chart detailing the amounts earned by each NEO under each metric of the plan. By revising the disclosure of the plan to include an extensive quantitative and qualitative discussion on the performance targets and awards earned under the plan, we respectfully submit that a discussion of the level of difficulty in achieving the targets is no longer necessary for a full understanding of the plan. All compensation awarded to each NEO under the plan was earned pursuant to the terms of the plan and no compensation was awarded to any NEO for any performance threshold that was not met. We have also added under the heading “—2007 Annual Incentive Plan” disclosure to provide insight into the discretion exercised by the HRCC with respect to awarding compensation to any NEO.

Stock-Based Incentive Awards, page 218

28.	In the first full paragraph of this subsection, explain your use of the phrase “‘best practice pressure’”.

Company Response:

In response to the Staff’s comments, we have revised the disclosure under the heading “—Long-Term Incentive Awards” to eliminate the term “best practices” and to explain that Bowater’s decision to reduce the use of stock options is derived in part from pressure from institutional stockholders and the investment community generally following the extensive media coverage of abusive practices with respect to stock options by public companies.

Stock Options, page 219

29.	Explain what is meant by the phrases “cliff vesting” and “ratable vesting”.

Company Response:

In response to the Staff’s comments, in the paragraph under the heading “Stock Options,” we have included in the amended Registration Statement brief definitions of the terms “cliff vesting” and “ratable vesting.”

Securities and Exchange Commission

May 8, 2007

Stock Ownership Guidelines, page 220

30.	Please disclose the covered individuals who have achieved compliance with the stock ownership guidelines. If there is no compliance to date, so disclose this fact and discuss reasonable timetables for compliance.

Company Response:

In response to the Staff’s comments, we have disclosed which covered individuals have already satisfied the new stock ownership guidelines under the heading “—Stock Ownership Guidelines” in the amended Registration Statement. The covered individuals are not required to comply with the new stock ownership guidelines prior to February 1, 2010, and Bowater is unable to anticipate which individuals will be in compliance before that date. As discussed in the disclosure we have added, Bowater expects all covered individuals will be able to satisfy the new stock ownership guidelines by February 1, 2010.

Summary Compensation Table, page 225

31.	With respect to the information presented in column (h), revise footnote 5 to identify and quantify the separate amounts attributable to paragraphs (c)(2)(viii)(A) and (B) of Item 402 of Regulation S-K.

Company Response:

In response to the Staff’s comments, we have revised footnote 5 to the Summary Compensation table in the amended Registration Statement to make it clear that amounts shown in column (h) reflect only increases in pension value and not above-market or preferential earnings on non-qualified deferred compensation.

32.	Please provide appropriate disclosure under Item 402(e). This also applies to the “Grants of Plan-Based Awards” table. See Section II.C.3. of Release 33-8732A.

Company Response:

In response to the Staff’s comments, we have provided in the amended Registration Statement the narrative disclosure contemplated by Item 402(e) of Regulation S-K.

Securities and Exchange Commission

May 8, 2007

Grants of Plan-Based Awards, page 227

33.	The information in the vertical and horizontal columns does not correspond. Please review the table and reconfigure it to ensure that the information is appropriately presented.

Company Response:

In response to the Staff’s comments, we have revised the information provided in column (g) of the Grants of Plan-Based Awards table in the amended Registration Statement by reflecting the 50,000 restricted stock units granted to Mr. Paterson on May 10, 2006 on the first line of column (i) and we have reconfigured the table so that the vertical and horizontal columns correspond.

34.	Please revise the caption for column (l) so that it conforms to the title of the column as set forth in Item 402(d) of Regulation S-K. The specified caption is: “Grant date fair value of stock and option awards”. Also, add a footnote to column (l) clarifying that the full grant date fair value of each equity award is computed in accordance with FAS 123R.

Company Response:

In response to the Staff’s comments, we have revised the caption for column (l) to conform to the title as set forth in Item 402(d) of Regulation S-K and have added a footnote as requested by the Staff’s comment. Other footnote references in the table have been adjusted accordingly.

35.	It is not clear why you have not provided disclosure under columns (c), (e), (f), or (h) of the table. Please refer to the disclosure required paragraphs (d)(2)(iii) and (iv) of Item 402 of Regulation S-K and advise us in this regard.

Company Response:

In response to the Staff’s comments, we have revised the disclosure under columns (d), (e), (f) and (g) of the Grants of Plan-Based Awards table in the amended Registration Statement. The target and maximum payouts that may be made pursuant to Bowater’s 2006 Annual Incentive Plan, a non-equity incentive plan, are disclosed in columns (d) and (e). There is no threshold payout under the plan. The threshold and target amounts of restricted stock units that may be granted pursuant to Bowater’s 2006 Stock Option and Restricted Stock Plan have been disclosed in columns (f) and (g). No restricted stock units may be granted above the target amount under this plan. We have moved several of the restricted stock unit awards and stock option awards to columns (i) and (j) in response to the Staff’s comments numbered 36, 39 and 40 in the Comment Letter.

Securities and Exchange Commission

May 8, 2007

36.	It is not clear why you have disclosed the 50,000 share grant to Mr. Paterson under column (g). Footnote 4 indicates that this award represents a restricted stock unit to Mr. Paterson that vests on May 1, 2007. Please clarify what is meant by the reference to “restricted stock units” and explain the differences, if any, between those “units” and awards of restricted stock. If this is meant to encompass a time-vested restricted stock award, it may need to be disclosed in column (i) of the table. Please revise or advise.

Company Response:

In response to the Staff’s comments, we have moved the 50,000 restricted stock unit grant to Mr. Paterson to column (i) in the amended Registration Statement because it was not tied to any performance measurements and thus not provided pursuant to an incentive plan. We advise the Staff that restricted stock units are evidenced by a contractual agreement to deliver a stated number shares of stock at the time of vesting. Dividends are not paid until vesting, and no voting rights attach until vesting. Restricted stock units are not treated as outstanding shares on the books and records of the company until the stock is delivered to the grantee. In contrast, restricted shares are issued to the grantee immediately upon grant. Usually, the grantee receives the dividends during the vesting period and voting rights. The shares cannot be transferred until vested. Upon vesting, all restrictions on transfer are cancelled. We further note that all grants in the “Summary Compensation Table” and “Grants of Plan Based Awards” table refer to restricted stock units.

37.	The awards disclosed in column (j) for Mr. Paterson aggregate 249,950, however, footnote (2) indicates that the amounts shown in this column represent an award of options to purchase an aggregate of 250,000 shares. Please reconcile. Also, tell us why you have not provided disclosure in column (1) for these option awards.

Company Response:

We respectfully advise the Staff that the awards disclosed in column (j) add to 250,000, consistent with footnote 2 to the table, and that no disclosure is provided in column (l) because the exercise price for each such award is greater than the closing price of Bowater common stock on the date of grant.

Securities and Exchange Commission

May 8, 2007

38.	Please clarify the applicability of footnote 8 in your table.

Company Response:

We advise the Staff that footnote 8 refers to restricted stock units awarded in 2006 and disclosed under column (i). In response to the Staff’s comments, we have moved footnote 8 directly under the Grants of Plan-Based Awards table in the amended Registration Statement to avoid confusion.

39.	It is not clear why you have disclosed in column (f) the awards made to Messrs. Harvey, Monahan, Morris, Ellington, Newman, and Steuart that are subject to footnote (5). In this regard, the footnote categorizes these awards as “discretionary grants of non-qualified stock options by the HRCC under [y]our 2006 Stock Option and Restricted Stock Plan”. These awards appear to be time-vested option and restricted stock awards that are not intended to be disclosed in column (f). Please revise or otherwise advise us about the placement of this disclosure.

Company Response:

In response to the Staff’s comments, we have moved the stock option grants under prior footnote 5 to column (j) in the amended Registration Statement, as they were not tied to specific performance goals and thus not provided pursuant to an incentive plan.

40.	Footnotes (6) and (7) indicates that the awards disclosed in column (j), which correspond to these footnotes, represent awards made under the 2006 Stock Option and Restricted Stock Plan. In your response letter, explain why you concluded that this Plan is an incentive plan and the basis upon which you concluded that disclosure of awards made pursuant to this plan in column (j) are appropriate. Please review this table in its entirety and ensure that the information required to be disclosed is provided in the appropriate location. To the extent corresponding revisions need to be made to the “Outstanding Equity Awards at Fiscal-Year End” table, please revise accordingly.

Company Response:

We respectfully advise the Staff that the performance-based restricted stock units described in prior footnote 7 vest only in the event Bowater has cumulative positive earnings per share for any calendar year and, as such, we believe these awards were provided pursuant to an incentive plan and are accurately disclosed under column (g). We have moved the service-based restricted stock units described in prior footnote (6) to column (i) in the amended Registration Statement as they were not tied to specific

Securities and Exchange Commission

May 8, 2007

performance goals and thus not provided pursuant to an incentive plan. We further advise the Staff that we believe the grants were properly disclosed in and no revisions were necessary to the “Outstanding Equity Awards at Fiscal-Year End.”

Pension Benefits, page 231

41.	Please provide disclosure pursuant to Item 402(h)(3)(iv)-(v) of Regulation S-K.

Company Response:

In response to the Staff’s comments, we have added disclosure under the heading “Additional Information Relating to the Bowater Annual Meeting—Executive Compensation—Pension Benefits” in the amended Registration Statement to explain why certain named executive officers participate in multiple benefit plans, the different purposes for each benefit plan and Bowater’s policies for granting extra years of credited service.

42.	We note the risk factor disclosure on page 46 that indicates that AbitibiBowater’s defined benefit pension plans were under-funded by an aggregate of $940 million. Describe the impact this has on Bowater’s pension benefits as disclosed in the section. Given the pro forma analysis, consider whether discussion in compensation discussion and analysis warranted.

Company Response:

In response to the Staff’s comments, we have revised the disclosure in the amended Registration Statement under the heading “Additional Information Relating to the Bowater Annual Meeting—Executive Compensation—Pension Benefits” to include a description of the impact that the under-funding of AbitibiBowater’s defined benefit pension plans may have on Bowater’s pension benefits.

Named Executive Officers Resident in Canada, page 233

43.	Please consider whether the disclosure in this subsection can be concentrated into several key material concepts that are readily understandable and that fit within your overall compensation discussion. In this regard, you devote extensive disclosure about the Canadian retirement framework as applied to Messrs. Monahan and Steuart. Some of your disclosure, moreover, employs difficult to understand concepts such as “GAM83” and “RP2000”. Please revise your disclosure to present the information in clear and concise fashion. See Section VI of Release 33-8732A.

Securities and Exchange Commission

May 8, 2007

Company Response:

In response to the Staff’s comments, we have revised our disclosure under the heading “—Named Executive Officers Resident in Canada” in the amended Registration Statement to set forth the retirement benefits for Messrs. Monahan and Steuart in a clear and concise fashion and better explain any concepts that may be difficult to understand.

Nonqualified Deferred Compensation, page 234

44.	Please provide a footnote quantifying the extent to which amounts reporting in the contributions [and earnings] columns are reported as compensation in the last fiscal year in the Summary Compensation. See Instruction to Item 402(i)(2).

Company Response:

In response to the Staff’s comments, we have added in footnote 1 to the Nonqualified Deferred Compensation table a statement that amounts reported under “Registrant Contributions in the Last FY” are reported in the Summary Compensation table. We advise the Staff that the amounts under the aggregate earnings and aggregate distributions columns were losses and thus not reported in the Summary Compensation table.

45.	It does not appear as though you have provided any narrative discussion pursuant to Item 402(i)(3). Please make appropriate disclosure as required by the Item requirement.

Company Response:

In response to the Staff’s comments, we have provided in the amended Registration Statement the narrative disclosure contemplated by Item 402(i)(3) of Regulation S-K.

Transactions with Related Persons, page 238

46.	Please provide the full information required by Item 404(b) of Regulation S-K.

Company Response:

In response to the Staff’s comments, we have described under the heading “Additional Information Relating to the Bowater Annual Meeting—Transactions with Related Persons” in the amended Registration Statement Bowater’s procedures for the review and approval of any transactions with related persons.

Securities and Exchange Commission

May 8, 2007

Board and Committee Meetings, page 242

47.	Please provide an explanation or a legend describing the significance of the boxed “x” in the Committee Membership chart.

Company Response:

We respectfully submit that the parenthetical language in the introduction to the table, which states “with chairmanships indicated by a box,” provides sufficient explanation of the boxed “X” appearing in the chart.

Director Compensation, page 244

48.	For each director, disclose by footnote to column (c), the grant date fair value of each equity award computed in accordance with FAS 123R and the aggregate number of stock awards outstanding at fiscal year end. See Instruction to Item 402(k)(2)(iii) and (iv).

Company Response:

In response to the Staff’s comments, we have disclosed the grant date fair value of each equity award computed in accordance with FAS 123R and the aggregate number of stock awards and option awards outstanding at fiscal year end by footnote to column (c) in the amended Registration Statement.

49.	With respect to the stock awards reported in column (c), you should disclose in the footnote the assumptions made in the valuation by reference to a discussion of those assumptions in Bowater’s financial statements, footnotes to the financial statements, or discussion in the Management’s Discussion and Analysis. See the Instruction to Item 402(k). Also, on an individual basis, either in the narrative or by footnote, please describe the type of equity compensation that comprises each stock award.

Company Response:

In response to the Staff’s comments, we have provided footnote disclosure in the amended Registration Statement describing the assumptions made in the valuation of stock awards by reference to a discussion of those assumptions in the footnotes to the financial statements in Bowater’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 originally filed with the Commission on March 1, 2007 (and amended by Amendment No. 1 on Form 10-K/A filed on April 30, 2007). We have also described the type of equity compensation that comprises each stock award in the narrative following the Director Compensation table.

Securities and Exchange Commission

May 8, 2007

Part II — Information Not Required in Prospectus

Exhibits

8.1 - 8.4 - Tax Opinions

50.	It appears that you intend to file forms of the tax opinions. Because the receipt of tax opinions is a waivable condition to the combination, you must file executed opinions prior to effectiveness. In addition, please confirm that you will file the closing opinions on Form 8-K.

Company Response:

We hereby undertake to file executed tax opinions prior to effectiveness. In addition, the Company hereby confirms that it will file the closing opinions on Form 8-K.

Exhibit 99.1-Consent of CIBC World Markets Inc.

51.	Please revise the final sentence of this consent to eliminate the references to CIBC’s intent concerning reliance upon the opinion.

Company Response:

In response to the Staff’s comment, we have revised the final sentence of the referenced consent as requested.

Undertakings, page II-3

52.	Please provide the undertaking required by Item 512(a)(6) of Regulation S-K.

Company Response:

In response to the Staff’s comment, the undertaking required by Item 512(a)(6) of Regulation S-K has been provided in the amended Registration Statement.

Audit Report of Independent Registered Public Accounting Firm, page A-1

53.	Revise to remove the preamble language from this audit report.

Company Response:

In response to the Staff’s comment, such audit report has been appropriately revised to remove the preamble language.

Securities and Exchange Commission

May 8, 2007

Annex B: Unaudited Pro Forma Condensed Combined Financial Information of AbitibiBowater, page B-1

54.	Tell us how you determined that Bowater was the accounting acquirer. In your response, address the guidance in paragraphs 16-18 of SFAS 141.

Company Response:

In response to the Staff’s comment, we respectfully advise the Staff as follows:

IDENTIFYING THE ACQUIRING ENTERPRISE

The purchase method of accounting requires the determination of the acquiring entity in all business combinations. Paragraphs 15 through 19 of Statement 141 provide guidance on identifying the acquiring enterprise.

SFAS 141, paragraph 16, is applicable to business combinations effected solely through the distribution of cash or other assets or by incurring liabilities; therefore, paragraph 16 is not applicable to this combination.

SFAS 141, paragraph 18, is applicable to business combinations that deal with more than two entities; therefore, paragraph 18 is not applicable to this combination.

Determining the accounting acquirer can be difficult in stock-for-stock transactions when the combining companies are of nearly equal value. In these circumstances SFAS 141 provides for the exercise of judgment. Statement 141, paragraph 17, describes the pertinent facts and circumstances that should be considered in five paragraphs. We are providing the Staff with the text of each of these paragraphs below, labeled (a)-(e), and our analysis is provided thereunder.

SFAS 141, paragraph 17a

“The relative voting rights in the combined entity after the combination—all else being equal, the acquiring entity is the combining entity whose owners as a group retained or received the larger portion of the voting rights in the combined entity. In determining which group of owners retained or received the larger portion of the voting rights, consideration shall be given to the existence of any unusual or special voting arrangements and options, warrants, or convertible securities.”

ABITIBIBOWATER SHAREHOLDERS AND VOTING RIGHTS

At the completion of the combination, Bowater stockholders, including the current holders of Bowater Canada exchangeable shares, will own approximately 52% of the outstanding equity interests and voting rights of AbitibiBowater, and Abitibi shareholders, including Abitibi shareholders who elect to receive Bowater Canada

Securities and Exchange Commission

May 8, 2007

exchangeable shares, will own approximately 48% of the outstanding equity interests and voting rights of AbitibiBowater. The 52% and 48% split was negotiated by the parties and primarily based on the market capitalization of each company prior to the execution of the combination agreement.

Additionally, all Abitibi and Bowater stock options, stock appreciation rights and other stock-based awards outstanding (referred to as “equity awards”), whether vested or unvested, will be converted into options, stock appreciation rights or stock-based awards with respect to AbitibiBowater common stock (except for those options, stock appreciation rights or stock-based awards of Bowater that are required to be repurchased by Bowater in accordance with the applicable terms of the Bowater plans pursuant to which each equity award was initially issued). The equity awards and exercise price of the equity awards will be adjusted by the respective exchange ratios.

Abitibi currently has approximately 14.5 million stock options outstanding at an average exercise price of C$11.50. All options are currently out-of-the-money. The lowest priced option was the 2006 grant at $4.06. Abitibi’s closing stock price on the Toronto Stock Exchange on May 7, 2007 was C$2.91. Approximately 3.8 million stock options were unvested at December 31, 2006. Abitibi’s options vest ratably over a four year period. The average exercise price of the unvested stock options is C$6.70, which are significantly out-of-the-money (the stock price would need to increase approximately 130% in order for the average exercise price to become at-the-money).

Additionally, Abitibi currently has 623,000 deferred stock units (fully vested) that will be exchanged for shares of AbitibiBowater common stock. If we include the unvested stock options and the deferred stock units in our voting rights analysis, Abitibi would have 47.8% of the voting rights of AbitibiBowater. If we were to include all 14.5 million of Abitibi stock options outstanding in the voting rights calculation (assuming all are exercised), Abitibi would have 48.4% of the voting rights of AbitibiBowater. These adjusted percentages reflect the inclusion of Bowater’s adjustments discussed below.

Approximately 315,848 Bowater stock option awards issued under its 2006 Stock Plan will be exchanged for AbitibiBowater equity awards. These options at a weighted average grant price of $27.10 are currently out-of-the-money. Additionally, Bowater has approximately 665,000 restricted stock units that will be exchanged for shares of AbitibiBowater common stock. All equity awards under prior stock plans (e.g., 2004, 2002, etc.) are required to be repurchased and will not be exchanged for shares of AbitibiBowater common stock. All of these equity awards are significantly out-of-the-money. If we include the 315,848 stock options and the 665,000 restricted stock shares in our voting rights analysis, Bowater would have 52.2% of the voting rights of AbitibiBowater.

Bowater’s closing stock price on May 7, 2007 was US$21.88, or approximately 1% below the price prior to the announcement of the combination. Bowater’s highest closing stock price since the announcement of the combination was $27.76, or an increase of

Securities and Exchange Commission

May 8, 2007

approximately 25% above the pre-announcement price. Abitibi’s closing stock price on the Toronto Stock Exchange on May 7, 2007 was C$2.91, or approximately 6% below the pre-announcement price. Abitibi’s highest closing stock price on the Toronto Stock Exchange since the announcement of the combination was C$3.81, or an increase of approximately 23% above the pre-announcement price. As discussed above, even if all the Abitibi stock options were included in the voting share calculation, Abitibi’s voting share would be 48.4%. However, we believe it highly unlikely that the majority of these stock options will be exercised given their significant out-of-the-money position.

Conclusion — The application of paragraph 17a indicates that Bowater is the accounting acquirer because its shareholders will receive the larger portion of the voting rights in the combined company.

SFAS 141, paragraph 17b

“The existence of a large minority voting interest in the combined entity when no other owner or organized group of owners has a significant voting interest—all else being equal, the acquiring entity is the combining entity whose single owner or organized group of owners holds the large minority voting interest in the combined entity.”

ABITIBI AND BOWATER EXISTING SHAREHOLDERS

Based on filings with the Commission available as of April 30, 2007, Bowater has seven shareholders that own approximately 77% of Bowater’s outstanding common stock as follows:

Shareholder	Shares	Percent of Class
NWQ Investment Mgt Company LLC	9,227,778	16.50%
Lord Abbett & Co LLC	9,191,013	16.43%
T. Rowe Price Associates, Inc.	6,391,691	11.40%
Massachusetts Financial Services Company	6,098,021	10.90%
Franklin Resources Inc.	4,656,058	8.30%
Wellington Mgt Company LLC	3,889,274	6.95%
Iridian Asset Mgt LLC	3,393,100	6.10%

Totals	42,846,935	76.58%

Securities and Exchange Commission

May 8, 2007

Each of the above shareholders has filed a Schedule 13G with the Commission, indicating that such shares are held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of Bowater.

Based on filings with the Commission available as of April 30, 2007 and other publicly available information, Abitibi currently has three shareholders that own approximately 27% of outstanding Abitibi shares as follows:

Shareholder	Shares	Percent of Class
Quebecor Inc	44,821,024	10.18%
Third Avenue Mgt LLC	42,694,253	9.70%
Letko, Brosseau & Ass. Inc.	30,618,215	6.96%

Totals	118,133,492	26.84%

Conclusion — Related to large minority voting interests indicator as described above, Bowater has numerous single significant minority voting interests, and the top seven holders of Bowater will control approximately 40% of the voting interests of AbitibiBowater, while Abitibi’s top three shareholders will have minority voting interests of approximately 13% of AbitibiBowater. Therefore, we believe this criterion also weighs in favor of a determination of Bowater as the accounting acquirer.

SFAS 141, paragraph 17c

“The composition of the governing body of the combined entity—all else being equal, the acquiring entity is the combining entity whose owners or governing body has the ability to elect or appoint a voting majority of the governing body of the combined entity.”

COMPOSITION OF THE ABITIBIBOWATER BOARD OF DIRECTORS

Until the third annual meeting of the stockholders of AbitibiBowater following the completion of the combination, unless otherwise determined by the affirmative vote of directors consisting of at least two-thirds (or, if required by the Company’s Certificate of Incorporation, seventy-five percent) of the total number of Company directors (the “Required Majority Vote”), the following terms will apply with respect to the Board of Directors of AbitibiBowater:

•	The total number of directors of AbitibiBowater will be 14, with 12 independent directors plus the Chairman and the President and Chief Executive Officer.

Securities and Exchange Commission

May 8, 2007

•

Exactly 50% of the members of the AbitibiBowater Board of Directors (the “Abitibi Directors”) will consist of the Chairman and appointees of Abitibi, or individuals elected from among nominees nominated by a majority of such Abitibi appointees serving on the Nominating and Governance Committee of the AbitibiBowater Board of Directors.

•

Exactly 50% of the members of the AbitibiBowater Board of Directors (the “Bowater Directors”) will consist of the President and Chief Executive Officer and appointees of Bowater, or individuals elected from among nominees nominated by a majority of such Bowater appointees serving on the Nominating and Governance Committee of the AbitibiBowater Board of Directors.

•

So long as the Chairman of the AbitibiBowater Board of Directors is not an independent director, one Abitibi Director selected by a majority of the Abitibi Directors, and one Bowater Director selected by a majority of the Bowater Directors, will serve as co-lead directors. The co-lead directors will co-chair any meeting of the independent directors in executive session.

•

Any vacancy created by the removal of an Abitibi Director will be filled with a designee approved by the majority vote of the remaining Abitibi Directors and any vacancy created by the removal of a Bowater Director will be filled with a designee approved by majority vote of the remaining Bowater Directors.

Committees of the Board

Prior to the third annual meeting of AbitibiBowater stockholders following the completion of the combination:

•

Unless otherwise determined by a Required Majority Vote, the AbitibiBowater Board of Directors will have four committees: Human Resources and Compensation; Nominating and Governance; Environmental Health and Safety; and Audit:

•

The Nominating and Governance Committee (the “Nominating Committee”) will be comprised of 50% independent Abitibi Directors and 50% independent Bowater Directors and chaired by an Abitibi Director. Any director nominations submitted by the Nominating Committee to the AbitibiBowater Board of Directors with respect to the replacement or appointment of an Abitibi Director must be approved by a majority of the Abitibi Directors then serving on the Nominating Committee. Any director nominations submitted by the Nominating Committee to the AbitibiBowater Board of Directors with respect to the replacement or appointment of a Bowater Director must be approved by a majority of the Bowater Directors then serving on the Nominating Committee;

Securities and Exchange Commission

May 8, 2007

•	The Human Resources and Compensation Committee will be comprised of 50% independent Abitibi Directors and 50% independent Bowater Directors and chaired by a Bowater Director;

•	The Environmental Health and Safety Committee will be comprised of 50% Abitibi Directors and 50% Bowater Directors and chaired by an Abitibi Director; and

•	The Audit Committee will be comprised of 50% independent Abitibi Directors and 50% independent Bowater Directors and chaired by a Bowater Director.

•

Any nominations for directors with respect to any Abitibi Director on any committee of the AbitibiBowater Board of Directors must be approved by a majority of the Abitibi Directors then serving on the AbitibiBowater Board of Directors, and any nominations for directors with respect to any Bowater Director on any committee of the AbitibiBowater Board of Directors must be approved by a majority of the Bowater Directors then serving on the Board of Directors

Conclusion — Related to the composition of the Board of Directors, we believe this criterion is balanced and, therefore, does not provide any evidence that either Bowater or Abitibi is the accounting acquirer. We note that the replacement of an Abitibi Director or Bowater Director must be approved by a majority of the directors appointed by that respective company (or by successors to such individuals) then serving on the Nominating Committee.

SFAS 141, paragraph 17d

“The composition of the senior management of the combined entity—all else being equal, the acquiring entity is the combining entity whose senior management dominates that of the combined entity. Senior management generally consists of the chairman of the board, chief executive officer, chief operating officer, chief financial officer, and those divisional heads reporting directly to them, or the executive committee if one exists.”

SENIOR MANAGEMENT OF ABITIBIBOWATER

John W. Weaver, President and Chief Executive Officer of Abitibi, will be appointed Executive Chairman of AbitibiBowater and will be an Abitibi Director. Mr. Weaver will have responsibility for corporate functions and all officers having corporate responsibilities will report directly to him. Until the third annual meeting of AbitibiBowater stockholders following the completion of the combination, Mr. Weaver may be removed from his position only upon a two-thirds majority vote of the Company’s directors. If Mr. Weaver is no longer serving as the AbitibiBowater

Securities and Exchange Commission

May 8, 2007

Executive Chairman for any reason prior to such third annual meeting, a non-executive Chairman of the Board will be designated to replace Mr. Weaver. Such non-executive Chairman of the Board will be elected by a majority of the remaining Abitibi Directors from among the remaining Abitibi Directors.

David J. Paterson, President and Chief Executive Officer of Bowater, will be appointed President and Chief Executive Officer of AbitibiBowater and will be a Bowater Director. Mr. Paterson will have responsibility for operations and all officers having operational responsibilities will report directly to him. Mr. Paterson will report to Mr. Weaver. Until the third annual meeting of AbitibiBowater stockholders following the completion of the combination, Mr. Paterson may be removed from his position only upon a two-thirds majority vote of the Company’s directors.

Mr. Weaver and Mr. Paterson will have joint responsibility for (i) the realization of synergies in connection with the transactions contemplated by the combination agreement, (ii) corporate strategy and (iii) personnel and organizational matters.

The executive and operational headquarters of AbitibiBowater will be located in Montreal, Quebec, Canada, with a U.S. regional manufacturing and sales office located in Greenville, South Carolina. Mr. Weaver, Mr. Paterson and their respective direct reports will be based in the executive and operational headquarters in Montreal, Quebec, Canada.

The remaining executive officers of AbitibiBowater have not been agreed upon by Abitibi and Bowater.

Conclusion — Related to the composition of senior management, it is our understanding that the senior management team will be a fair and balanced team between the two companies. Mr. Weaver and Mr. Paterson share joint responsibility for corporate strategy and personnel and organizational matters. Accordingly, we believe this criterion is balanced and, therefore, does not provide any evidence that either Bowater or Abitibi is the accounting acquirer.

SFAS 141, paragraph 17e

“The terms of the exchange of equity securities—all else being equal, the acquiring entity is the combining entity that pays a premium over the market value of the equity securities of the other combining entity or entities.”

SHARE FOR SHARE EXCHANGE — PREMIUM

As of January 26, 2007, the last trading day prior to the announcement of the combination, Bowater represented approximately 52.3% and Abitibi represented approximately 47.7% of the combined market capitalization of the two companies. These percentages have not changed significantly since the announcement of the combination.

Securities and Exchange Commission

May 8, 2007

Based on recent trading prices, Abitibi shareholders would receive a very slight premium on the merger and share exchange (based on the projected 52%/48% ownership split).

Conclusion — Related to the share-for-share exchange premium, based on recent trading prices, Abitibi shareholders would receive a very slight premium; therefore, we believe this criterion weighs very slightly in favor of Bowater as the accounting acquirer.

OVERALL CONCLUSION

For all purposes other than the determination of an acquirer for accounting purposes, the merger is a “merger of equals.” Because an accounting acquirer is required to be selected for purchase price purposes and based on our documented analysis and conclusions regarding the criteria in paragraph 17 of SFAS 141, we believe Bowater should be considered the accounting acquirer. This is based primarily on (1) the fact that Bowater stockholders will constitute a majority of the stockholder base of the combined company; (2) the presence of the large minority voting interests among the AbitibiBowater stockholder base from among the Bowater stockholder base; and (3) the absence of any criteria which would clearly indicate that Abitibi would be the accounting acquirer.

55.	We note that you indicate the actual purchase price allocation will be based on final valuations that are currently being performed. Revise to disclose the status of these valuations. If the information presented continues to be based upon preliminary valuation estimates, where the amounts could differ materially from those reflected in the pro forma financial statements provided, revise to provide a sensitivity analysis that quantifies the potential impact on the pro forma information.

Company Response:

We respectfully advise the Staff that we are still in the process of performing the preliminary valuation estimates and will undertake to update the unaudited pro forma condensed combined financial information in the Registration Statement prior to requesting that it be declared effective. Therefore, we advise the Staff that we cannot provide a meaningful sensitivity analysis at this time.

56.	We note that certain stock options, appreciation rights and stock-based awards are required to be repurchased by Bowater in accordance with the applicable terms pursuant to which they were issued. These repurchases appear to represent material non-recurring charges which result directly from the transaction and which will be included in income within 12 months of the transaction. Accordingly, this information should be clearly disclosed including an indication that this item was not included in the pro forma presentation. Please revise.

Securities and Exchange Commission

May 8, 2007

Company Response:

In response to the Staff’s comments, we have added the requested disclosure in Note 1 to the unaudited pro forma condensed combined financial information in the amended Registration Statement.

57.	We note pro forma adjustment “B” which reflects the conforming of accounting policies to accurately reflect the accounting for capitalized costs for secondary and tertiary roads. Describe to us, in greater detail, the nature of this pro forma adjustment.

Company Response:

In response to the Staff’s comments, we respectfully advise the Staff that roads are built by both Abitibi and Bowater in order to have access to timberlands. Abitibi classifies roads into three categories (main, secondary and tertiary) and Bowater into two categories (primary and secondary). Road classification is based on criteria such as width, construction quality, robustness and nature of its use. Main (or primary) roads are bigger, are built across a cutting territory and are constructed to withstand higher traffic volumes over many years. As main (or primary) roads are used for a longer period of time (of approximately 10 to 20 years), they are capitalized and amortized over their expected useful life. Secondary roads are built to access a specific cutting zone located deeper in the forest and these smaller roads are connected to the main roads. Tertiary roads are even smaller and built for a shorter period of usage. Abitibi accounts for secondary and tertiary roads as prepaid expenses and amortizes them as costs of products sold over a shorter period of time (generally less than two years). Bowater capitalizes the construction cost of main roads through its timberlands and expenses the cost of secondary roads because they are typically only used for a short period of time (generally less than two years).

Bowater’s and Abitibi’s accounting policies regarding the construction and capitalization of roads on timberlands differ. As Bowater is considered the accounting acquirer, we have eliminated Abitibi’s capitalized costs with respect to secondary and tertiary roads in the pro forma financial statements.

58.	We note pro forma adjustment “G” which reflects the reclassification of debt from long term to short term in order to “harmonize” the presentation. Describe to us, in greater detail, the nature of this pro forma adjustment.

Securities and Exchange Commission

May 8, 2007

Company Response:

In response to the Staff’s comments, we respectfully advise the Staff that Abitibi has a C$750 million credit agreement, with a scheduled maturity date in December 2008, consisting of a C$550 million revolving credit facility (Facility A) and a C$200 million revolving credit facility (Facility B). Amounts drawn on Facility A do not require reimbursement before maturity. Abitibi classifies any amounts drawn on Facility A as long-term, as reimbursement is not required before maturity.

We further advise the Staff that Bowater’s U.S. Credit Agreement provides for a US$415 million revolving credit facility with a scheduled maturity date of May 25, 2011. Bowater borrows and makes payments as needed on its revolving credit facility throughout the year for operations. Bowater’s accounting practice is to classify borrowings under this revolving credit facility as short-term due to its belief that any amounts outstanding at the end of a reporting period will be repaid from current assets within one year.

As Bowater is considered the accounting acquirer, for pro forma purposes only, we have reclassified amounts outstanding under Abitibi’s revolving facilities from long-term debt, net of current installments, to short-term bank debt to conform to Bowater’s presentation and practice, as it is currently the intention to repay any pro forma amounts outstanding under the Abitibi facilities, post-combination, from the liquidation of current assets within one year. Upon completion of the combination, AbitibiBowater will review its future utilization of the revolving facilities and related presentation in accordance with U.S. GAAP.

Bowater Incorporated Form 10-K filed for the Fiscal Year Ended December 31, 2006

Management’s Discussion and Analysis of Financial Condition and Results of Operations

General

59.	It does not appear that Bowater has provided a separate discussion within MD&A of the nature of, and reasons for the changes in, “other income, net” for the periods presented. Please revise to add these disclosures or tell us why such disclosure is not necessary.

Securities and Exchange Commission

May 8, 2007

Company Response:

In response to the Staff’s comments, Bowater respectfully advises the Staff that the detail of “other income, net” for the three periods presented is provided to readers in Note 7 to its financial statements. Included in “other income, net” for all three years presented are foreign exchange gains and losses, earnings from equity method investments, interest income and miscellaneous income. In 2006, certain significant items included in “other income, net,” have appropriately been discussed in Bowater’s MD&A. Bowater recorded US$11.4 million of interest income on the refund of lumber duties, which has been discussed within “Product Line Information—Lumber.” Also, Bowater recorded US$4.6 million in net gains associated with debt repurchases, which has been discussed within “Liquidity and Capital Resources—Cash Used for Financing Activities.”

Based on Bowater’s understanding that disclosure in the MD&A should emphasize material information that is required or promotes understanding and de-emphasize (or, if appropriate, delete) immaterial information that is not required and does not promote understanding, and that each disclosure in the MD&A should not be a recitation of the financial statements in narrative form, Bowater determined, based on its own particular facts and circumstances, that a separate stand-alone discussion of “other income, net” in the MD&A was not necessary. This determination was made in large part because the amounts and nature of the recurring items within that line of its consolidated statements of operations were not material to the overall discussion of the business of Bowater. Any items in “other income, net” that might indicate events or transactions that would have an impact on Bowater’s financial condition or liquidity have been fully disclosed under separate captions. In future filings, Bowater will continue to consider the need for a separate stand-alone discussion of “other income, net” based on the amounts and nature of the items included within that caption.

Product Line Information, pages 25-32

60.	We note that it is difficult to directly evaluate changes in the income statement related to sales and manufacturing costs using the tables on pages 25 to 32. When evaluating sales, the structure of this tabular analysis results in a reader being presented only with the impact on operating income driven by product pricing rather than the impact of both pricing and shipment levels. Despite the discussion of pricing and shipment variables in the narrative, the analyses appear disconnected from the income statement line items. We have similar concerns related to the manufacturing cost disclosures as it is unclear how amounts provided in the tables relate to the income statement. Revise Bowater’s MD&A to ensure readers can evaluate changes to the income statement line items in accordance with Instruction 4 to Item 303(a) of Regulation S-K or tell us why you believe the current disclosure is sufficiently clear.

Securities and Exchange Commission

May 8, 2007

Company Response:

In response to the Staff’s comments, Bowater respectfully advises the Staff that Bowater’s tabular presentation in its MD&A includes the more pertinent line items from its consolidated statement of operations. Bowater believes that its narrative on the pages referenced adequately describes and evaluates the material changes from year to year as required by Instruction 4, Item 303(a) of Regulation S-K. Bowater further advises the Staff that it continually reviews its presentation and disclosures to ensure it is complying with the SEC guidance and providing meaningful analysis to investors. In future filings, Bowater undertakes to modify its tabular presentation, for its consolidated results as well as its product line results, so there is a more direct tie out to the income statement line items. An example of such modified tabular presentation, using March 31, 2007 consolidated results of operations is presented below, which further breaks out shipment volume variances to more closely correlate to the change in sales, which was previously aggregated in the manufacturing line.

	Three Months Ended March 31,
(In millions)	2007	2006	Change
Sales	$771.6	$893.2	$(121.6)
Operating income	25.1	39.8	(14.7)

Significant items that improved (lowered) operating income:
Product pricing			$(13.5)
Shipment volume			(108.1)

Change in total Sales			(121.6)
Manufacturing costs			83.7
Employee termination costs			(2.8)

Change in total Manufacturing costs and depreciation, amortization, and cost of timber harvested			80.9
Distribution costs			7.6
Selling and administrative expenses			(10.7)
Gain on disposition of assets			29.1

			$(14.7)

Critical Accounting Estimates, page 39

61.	We note that Bowater refers to the assistance of an independent third party in determining the fair value of the assets and liabilities of its reporting units. We further note that Bowater refers to an independent actuarial firm that performed an actuarial valuation of the values of its pension and postretirement plans’ assets and benefits obligation. Tell us how you considered Rule 436(b) of Regulation C with respect to identifying these third parties as experts and obtaining written consents in connection with the filing of your registration statement. We have similar concerns with respect to Abitibi’s reference to independent actuaries.

Securities and Exchange Commission

May 8, 2007

Company Response:

In response to the Staff’s comments, Bowater intends to further amend its Form 10-K for the fiscal year ended December 31, 2006 (as previously amended by Amendment No. 1 on Form 10-K/A filed with the Commission on April 30, 2007). The second amendment will, among other things, eliminate the reference to an independent actuarial firm and independent third party in the following sections:

•	Page 39, “Pension and Other Postretirement Benefit Obligations.” The following sentence will be eliminated in its entirety:

“We engage an independent actuarial firm to perform an actuarial valuation of the values of our pension and postretirement plans’ assets and benefit obligations based on the inputs we provide to them.”

•	Page 40, “Goodwill—Judgments and Uncertainties Involved in the Estimate.” The following sentence will be modified as presented:

“We determined the fair values of our reporting units for both our third quarter interim test for impairment and our fourth quarter annual test for impairment relying primarily on the discounted cash flow method.”

•	Page 41, “Goodwill—Judgments and Uncertainties Involved in the Estimate.” The following sentence will be eliminated in its entirety:

“We determined the fair value of the assets and liabilities of the reporting unit with the assistance of an independent third party.”

•	Page 52, “Goodwill.” The following sentence will be eliminated in its entirety:

“Fair value is determined with the assistance of an independent third party.”

Securities and Exchange Commission

May 8, 2007

Consolidated Financial Statements

Notes to the Consolidated Financial Statements

Note 1. Basis of Presentation

Ponderay Newsprint Company, page 49

62.	We note that Bowater holds a 40% interest and is the managing partner of Ponderay Newsprint Company, an unconsolidated entity. Please explain to us how Bowater evaluated whether this partnership should be consolidated and refer to the relevant accounting guidance that supports their treatment.

Company Response:

Bowater has a 40% interest in and is the managing partner of an unconsolidated entity, Ponderay Newsprint Company, a general partnership (the “Partnership”). The balance of the ownership interests in the Partnership is held by subsidiaries of five newspaper publishers. Bowater’s role as managing partner is principally an administrative role and not one in which it exercises control relative to the other partners. The Partnership is accounted for using the equity method of accounting (under which Bowater is not required to treat the Partnership as a consolidated entity).

Pursuant to the Partnership Agreement, the general policies of the Partnership are formulated by its Executive Committee. Each partner has the right to appoint one member to the Executive Committee and is entitled to cast votes equal to that partner’s ownership interest. Profits, losses, deductions and credits of the Partnership are distributed in accordance with the partners’ ownership percentages. Control of the Partnership is exercised by the Executive Committee and the following actions may be taken by the Partnership only if authorized by a majority of the votes of all members of the Executive Committee eligible to vote:

•	Approval of annual budget and cash flow plans;

•	Entering into or materially amending any contract for operation of the mill involving an annual expenditure in excess of $1.0 million;

•	Entering into or materially amending any contract extending beyond the period covered by the approved annual budget;

•	Approval of all employment contracts, employee benefit plans, parameters of collective bargaining and other material labor agreements, fundamental personnel policies and amendments;

•	Commencement, termination or settlement of any claim or lawsuit by or on behalf of the Partnership involving an uninsured amount in excess of $100,000;

•	Any distribution to the Partners; and

•	Appointment of the independent public accountants.

Securities and Exchange Commission

May 8, 2007

The guidance that was considered in determining the equity method of accounting as appropriate is as follows:

FAS 94, Consolidation of All Majority-Owned Subsidiaries (as amended), paragraph 2 states “The usual condition for a controlling financial interest is ownership of a majority voting interest, and, therefore, as a general rule ownership by one company, directly or indirectly, of over fifty percent of the outstanding voting shares of another company is a condition pointing toward consolidation.”

The Partnership qualifies for the scope exception under FASB Interpretation FIN46R, Consolidation of Variable Interest Entities (as amended), paragraph 4(h), because the Partnership is deemed to be a “business” as defined in Appendix C, section C3 of FIN 46R and because the other conditions set forth in paragraph 4(h) do not exist or do not apply to Bowater’s investment in the Partnership. Section C3 of Appendix C states that “A business is a self-sustaining integrated set of activities and assets conducted and managed for the purpose of providing a return to investors. A business consists of (a) inputs, (b) processes applied to those inputs, and (c) resulting outputs that are used to generate revenues. For a set of activities and assets to be a business, it must contain all of the inputs and processes necessary for it to conduct normal operations, which include the ability to sustain a revenue stream by providing its outputs to customers.”

Section C4 of Appendix C further discusses inputs, processes and outputs as follows:

Inputs:

a. Long-lived assets, including intangible assets, or rights to the use of long-lived assets

b. Intellectual property

c. The ability to obtain access to necessary materials or rights

d. Employees.

Processes:

e. The existence of systems, standards, protocols, conventions, and rules that act to define the processes necessary for normal, self-sustaining operations, such as (1) strategic management processes, (2) operational processes, and (3) resource management processes.

Outputs:

f. The ability to obtain access to the customers that purchase the outputs of the set.

Securities and Exchange Commission

May 8, 2007

Emerging Issues Task Force (EITF) 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights states “The scope of this Issue is limited to limited partnerships or similar entities (such as limited liability companies that have governing provisions that are the functional equivalent of a limited partnership) that are not variable interest entities under Interpretation 46(R).” The Partnership is not a limited partnership or a similar entity (such as a limited liability company with governing provisions that are the functional equivalent of a limited partnership), so it is not within the scope of EITF 04-5.

Bowater owns 40% of the Partnership and, therefore, does not have ownership of a majority voting interest. Additionally, based on the provisions of the Partnership Agreement, Bowater does not have control. Therefore, the equity method of accounting and the treatment of the Partnership as an unconsolidated entity are appropriate.

Note 2. Accounting Policies

Basic and Diluted Earnings Per Share, page 55

63.	Please tell us how Bowater considered whether earnings per share should be presented using the two-class method due to the existence of the exchangeable shares. Also, tell us how this was considered for purposes of preparing the pro forma financial information within your registration statement.

Company Response:

The Articles of Incorporation, as amended, of Bowater Canada (the “Bowater Canada Articles”) set forth the rights, privileges, restrictions and conditions of these shares. Under the Bowater Canada Articles and a related Support Agreement, a holder of an exchangeable share is entitled to receive dividends equivalent to dividends paid on Bowater common stock. The amount, declaration date, record date and payment date for dividends on the exchangeable shares are the same as for the corresponding dividends on the shares of Bowater common stock.

Pursuant to a Voting and Exchange Trust Agreement, the exchangeable shares, through a trustee, have voting rights that are the same as the voting rights of a share of Bowater common stock. Each outstanding exchangeable share is entitled to one vote.

Additionally, the Bowater Canada Articles state that the exchangeable shares are exchangeable only for a share of Bowater common stock whether the holder of the exchangeable share elects to retract that share or whether Bowater initiates liquidation or redemption. The only transaction stipulated in the Bowater Canada Articles in which the exchangeable share is not issued as a share of Bowater common stock is in the case of a tender offer by Bowater.

Securities and Exchange Commission

May 8, 2007

In essence, the exchangeable shares are the economic and voting equivalent of shares of Bowater common stock, and are not a separate class, as they receive the same dividends, have the same voting rights, and are exchangeable on a one-for-one basis for shares of Bowater common stock. Therefore, Bowater has historically treated outstanding exchangeable shares as outstanding shares of Bowater common stock and concluded that the two class method is not applicable.

For purposes of preparing the pro forma financial information, the exchangeable shares issued in the combination will have the same rights, privileges, restrictions and conditions as the existing Bowater Canada exchangeable shares, with AbitibiBowater substituted as the issuer of the underlying common stock. Therefore, we came to the same conclusion, that in essence, the exchangeable shares will be the economic and voting equivalent of shares of AbitibiBowater common stock and not a separate class.

Note 25. Segment Information, page 83

64.	We note that Bowater’s sales to related parties appear to have been in excess of 10% of consolidated sales in 2006 and 2004. Please revise to report this information on the face of the statements of operations in accordance with Rule 4-08(k) of Regulation S-X or tell us why such revision is not necessary.

Company Response:

In response to the Staff’s comments, Bowater respectfully submits that such revision is not necessary. The sales to “related parties” that Bowater has disclosed are sales to its joint venture partners. While Bowater and its joint venture partners are related through ownership interests in a common entity, such joint venture partners are not “related parties” as such term is defined in Rule 1-02(u) of Regulation S-X, which invokes the definition provided in SFAS No. 57, “Related Party Disclosures.” SFAS No. 57 defines a related party as an affiliate (i.e., a party that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, an enterprise) and any other parties with which the enterprise may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. Another party is also considered a related party if it can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

Securities and Exchange Commission

May 8, 2007

Bowater respectfully advises the Staff that Bowater is not affiliated (as contemplated by the definition of “affiliates” in SFAS No. 57) with its joint venture partners because neither Bowater nor any of such partners controls the other or is under the common control of another party. Also, neither Bowater nor any of such partners can significantly influence the management or the operating policies of the other. All transactions with these parties are made at arm’s length and at well-established market prices for commodity products. Bowater has disclosed this information as it believes that it would be important to readers to understand the amount of sales that Bowater generates from its joint venture partners. In the future, Bowater intends to describe these sales as “sales with our joint venture partners, which are transacted at arm’s length” to provide further clarification to readers.

Abitibi-Consolidated Inc. Form 40-F for the period ended December 31, 2006

Exhibit 99 Management’s Discussion and Analysis

65.	We are still considering Abitibi’s use of non-GAAP information throughout this document. Comments, if any, will be sent under separate cover.

Company Response:

Abitibi understands that its use of non-GAAP information throughout its Form 40-F for the period ended December 31, 2006 is still being considered and that comments, if any, will be sent under separate cover.

Exhibit 99.3. Consolidated Financial Statements

Notes to the Consolidated Financial Statements

Note 29. Differences between Canadian and US GAAP

d) 3) Joint Ventures, page 32

66.	Based on the information included in Note 14, “Investments in Joint Ventures,” it appears that Abitibi has a 51% controlling interest in the Star Lake Hydro Partnership. Further, it is unclear as to the percentage of ownership in the I-Joist mills joint venture in Quebec. Provide us with additional information so that we may understand Abitibi’s consolidation policy for purposes of reporting under U.S. GAAP. Additionally, tell us how the accounting for dividends or cash distributions received from investments in these joint ventures is different under Canadian and U.S. GAAP. Refer to the disclosures in section d) 8).

Securities and Exchange Commission

May 8, 2007

Company Response:

In response to the Staff’s comments, Abitibi respectfully advises the Staff that principles of consolidation as described in Note 1 are the same for Canadian GAAP and U.S. GAAP except for entities identified as joint ventures. As described in Note 29 d) 3), joint ventures are recorded using the proportionate consolidation method under Canadian GAAP as compared to the equity method under U.S. GAAP.

Abitibi further advises the Staff that Star Lake Hydro Partnership is recorded using the proportionate consolidation method under Canadian GAAP even though Abitibi has 51% ownership because it does not have control of the partnership, since both partners have equal (i.e. 50%—50%) voting rights and number of members on the partnership board. Therefore, Star Lake Hydro Partnership is accounted for using the equity method under U.S. GAAP.

Abitibi notes that it has not specified in Note 14 its interest in the I-Joist mills joint ventures in Quebec since the mention “joint venture” implies a 50% interest unless otherwise noted, such as the mention of a 51% interest in the Star Lake Hydro Partnership. Abitibi hereby confirms that it has a 50% interest in the I-Joist mills.

Additionally, Abitibi advises the Staff that there is no difference in the accounting treatment for dividends and cash distributions received from investments in such joint ventures under Canadian GAAP and U.S. GAAP. However, as described above in this response, since joint ventures are proportionately consolidated under Canadian GAAP, dividends and cash distributions are eliminated through proportionate consolidation and are not presented in the consolidated financial statements. Under U.S. GAAP, cash flows from joint ventures are presented in the consolidated statement of cash flows since they are accounted for using the equity method. The information provided in section d) 8) is to comply with the requirements of Rule 5-03 under Regulation S-X, Item 13, including the requirement to disclose the dividends and cash distributions received from investments accounted for using the equity method, which include joint ventures under U.S. GAAP.

d) 9) Discontinued Operations, page 34

67.	Abitibi indicates that, under U.S. GAAP, the amount for each category of cash flows from discontinued operations presented in Note 9 to its financial statements would be presented directly on the statements of cash flows. Please tell us why the amounts in Note 9, which appear to be calculated pursuant to Canadian GAAP, would represent the corresponding U.S. GAAP amounts considering that discontinued operations are defined differently under each set of accounting principles.

Securities and Exchange Commission

May 8, 2007

Company Response:

In response to the Staff’s comments, Abitibi respectfully advises the Staff that the reference to Note 9 is to disclose to the readers that, as required by the Commission, the cash flows must be presented on the face of the statement of cash flows for each category of cash flow when there is discontinued operation. Such presentation is not done directly in the consolidated statements of cash flows under Canadian GAAP.

However, as mentioned in Note 29 d) 9), there is no cash flow generated by discontinued operations when measured under U.S. GAAP as indicated in table c) of Note 29 because discontinued operations under Canadian GAAP arose from joint ventures, which are recorded under the equity method under US GAAP. For further explanation of recording of joint ventures, Abitibi respectfully refers the Staff to its response to comment 66 above.

d) 10) Research and Development Tax Credits, page 34

68.	We note the disclosures provided in Note 10 for research and development tax credits. Tell us where these adjustments have been reflected within the information presented within sections (a)-(c).

Company Response:

In response to the Staff’s comments, Abitibi advises the Staff that the adjustments with respect to research and development tax credits have not been reflected within sections (a)-(c) because this is a reconciliation item affecting presentation (i.e. classification of research and development credits) within the consolidated statement of earnings only, as disclosed in Note 29 d) 10), and Abitibi is not required to present a full U.S. GAAP statement of earnings under the requirements of Item 18 of Form 20-F. In addition, Abitibi notes that there is no difference on either net earnings (only reclassification between cost of products sold and income taxes) or the consolidated balance sheet or consolidated cash flows, and no adjustments have been reflected with the information presented within sections (a)-(c).

Bowater Form 8-K filed February 6, 2007 and Abitibi Form 6-K filed February 9, 2007

69.	We believe the non-GAAP (i.e. GAAP adjusted for special items) partial operating statement columnar format appearing in Bowater’s earnings release may create the unwarranted impression to investors that the non-GAAP partial operating statement has been prepared under a comprehensive set of accounting rules or principles while also conveying undue prominence to a statement based on non-GAAP measures. In addition, Section II.A.2 of SEC Release 33-8176 defines non-GAAP measures and does not contemplate including partial non-GAAP financial statements as a “measure.” Please confirm that you will not include such a

Securities and Exchange Commission

May 8, 2007

presentation in future filings of the combined company, or explain to us in reasonable detail why such a presentation would be justified in light of these concerns. As a substitute for this presentation format, you may consider presenting only individual non-GAAP measures (i.e., line items, subtotals, etc.) provided each one complies with Item 10 of Reg. S-K and the Division of Corporation Finance’s Frequently Asked Questions Regarding Use of Non-GAAP Financial Measures, Question 8.

Company Response:

In response to the Staff’s comments, Bowater respectfully advises the Staff that Bowater’s earnings press releases first focus on GAAP disclosures, then discuss non-GAAP disclosures. Bowater believes that it has clearly labeled the GAAP and non-GAAP disclosures in the narratives and the various tables and has fully described and defined why it uses these non-GAAP measures. The exclusion of certain items in Bowater’s GAAP financial results is consistent with its internal presentation and analysis. Bowater also advises the Staff that it has received feedback from its investors that the format it provides is very useful in providing period over period comparisons in operations.

Bowater considers its non-GAAP financial measures to be operating income before special items, net income (loss) before special items, and earnings per share before special items. The non-GAAP tables included in the footnotes to Bowater’s press release are meant to be a reconciliation of its GAAP results to the non-GAAP results presented in accordance with Section II, 3b of SEC Release 33-8176.

In order to address the Staff’s concern that the reconciliations provided “may create the unwarranted impression to investors that the non-GAAP partial operating statement has been prepared under a comprehensive set of accounting rules or principles,” Bowater has reformatted its press release presentation of non-GAAP measures and has added more discussion of its non-GAAP measures. We respectfully refer the Staff to Bowater’s first quarter press release dated April 26, 2007.

70.	Please confirm to us that the future earnings releases of the combined company will provide more robust disclosures than the combining companies with respect to the following for non-GAAP measurements that exclude recurring charges:

•	The manner in which you use each non-GAAP measure to conduct or evaluate your business;

•	The economic substance behind your decision to use each measure;

•	The material limitations associated with use of each non-GAAP measure as compared to the use of the most directly comparable GAAP measure;

Securities and Exchange Commission

May 8, 2007

•	The manner in which you compensate for these limitations when using the non-GAAP measures; and

•	The substantive reasons why you believe the non-GAAP measures provide useful information to investors.

Company Response:

In response to the Staff’s comments, we respectfully advise the Staff that because Abitibi and Bowater have not completed the combination, a presentation format for the combined company has not been discussed or decided upon at this time. However, Abitibi and Bowater hereby confirm that any use of non-GAAP measures in future press releases of AbitibiBowater will comply with the appropriate SEC rules and regulations.

*  *  *  *

Securities and Exchange Commission

May 8, 2007

In connection with responding to the comments of the Staff, the Company acknowledges that it is responsible for the adequacy and accuracy of the disclosure in its filings; that Staff comments or changes to disclosure in response to Staff comments do not foreclose the Commission from taking any action with respect to its filings; and that the Company may not assert the Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We appreciate the assistance the Staff has provided with its comments. If you have any questions, please do not hesitate to call Cal Smith at (404) 885-3352 or Toby Myerson at (212) 373-3033.

Very truly yours,

/s/ Cal Smith
Cal Smith
Counsel to Bowater Incorporated

/s/ Toby Myerson
Toby Myerson
Counsel to Abitibi-Consolidated Inc.

cc:	John W. Weaver
David	J. Paterson